Exhibit 10.3

LOCK UP/LEAK-OUT AGREEMENT

THIS LOCK UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into as of November 17, 2023 (the “Effective Date”), by and between Groundbreaker Tech Inc., a Delaware corporation (“Buyer”), Janover Inc., a Delaware corporation and owner of the 100% share capital of the Buyer (the “Parent”), and the party whose signature appears on the signature page to this Agreement.

WHEREAS, pursuant to that certain asset purchase agreement, dated November 17, 2023 (the “Asset Purchase Agreement”), between Groundbreaker Technologies Inc., a Delaware corporation (the “Seller”), Stockholder, Buyer, and the Parent, the Buyer purchased all the Purchased Assets of the Seller;

WHEREAS, as part of the purchase price for the Purchased Assets, the Buyer has agreed to issue unregistered shares of common stock of the Parent (the “Buyer Shares”) to the Seller or its designees; including the undersigned; and

WHEREAS, in order to induce the Buyer and Parent to enter into the Asset Purchase Agreement and to consummate the transactions contemplated thereby, the undersigned has agreed to enter into this Agreement, thereby restricting the undersigned’s sale, assignment, transfer, encumbrance or other disposition of the Buyer Shares to be issued to the undersigned (the “Shares”), as hereinafter provided.  Terms used but not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Lock-Up Period/Leak-Out. The undersigned agrees that, without the Buyer’s prior written consent, the undersigned will not, for a period (the “Lock-Up Period”) commencing on the Closing Date and ending on the second anniversary of the Closing Date, (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell or otherwise dispose of, directly or indirectly, any of the Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, the undersigned may sell Shares pursuant to Rule 144 of the Securities Act of 1933, as amended (“Rule 144”), provided, however, the number of Shares that may be sold on any given day by or on behalf of the undersigned shall not exceed the greater of (a) 1,000 Shares or (b) 10% of the prior day’s trading volume on such day (the “Leak-Out Limitations”).  The Leak-Out Limitations will expire upon expiration of the Lock-Up Period.

2.

Restriction. Subject to Sections 3 and 4 below, the undersigned hereby authorizes the Parent during the Lock-Up Period to cause the transfer agent of the Parent’s common stock to decline the transfer of the Shares by the undersigned not in compliance with Section 1 above, and to note stop transfer restrictions on the stock register and other records relating to the Shares.  The undersigned hereby agrees that each outstanding certificate or book entry notation representing the Shares shall during the Lock-Up Period (but subject to Section 4 below), in addition to any other legends as may be required in compliance with federal securities laws, bear a legend reading substantially as follows:

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK-UP/LEAK-OUT AGREEMENT DATED NOVEMBER 17, 2023, BETWEEN THE ISSUER AND THE STOCKHOLDER LISTED ON THE FACE HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH LOCK UP/LEAK OUT AGREEMENT.

3.

Permitted Transfers.  Notwithstanding the foregoing, the undersigned may transfer some or all of the Shares (i) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or (ii) by operation of law, such as pursuant to a qualified domestic order or as required by a divorce settlement; or (iii) to an affiliate of the undersigned; or (iv) to one or more stockholders of Seller in connection with a distribution of the Shares by Seller to the stockholders of Seller after the Rule 144 Holding Period (defined below) elapses; provided, however, that such transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer (provided that the percentage referenced in Section 1(b) above shall be changed from 10% to 5% with respect to Shares held by such transferee, to the extent the Leak-Out Limitations remain applicable) and such transfer shall not involve a disposition for value; and provided further, that in each transfer, no filing or public announcement under the Exchange Act or otherwise is required or voluntarily made by any party in connection with such transfer.

4.

Opinion of Buyer Counsel; Removal of Legend. Notwithstanding anything to the contrary, the Parent shall use commercially reasonable efforts to, at Parent’s cost, cause to be prepared and delivered to the Parent’s transfer agent at least five days in advance of the six-month anniversary of the Closing Date (the “Rule 144 Holding Period”) a legal opinion of the Parent’s counsel regarding the termination of the Rule 144 Holding Period and instructions to the Parent’s transfer agent to remove any restrictive legends applicable to the Shares (provided that (a) the undersigned has provided any representations and certifications reasonably requested by the Parent or the Parent’s transfer agent or counsel to verify satisfaction of any of the conditions of Rule 144 and (b) the Shares shall remain subject to the Leak-Out Limitations during the Lock-Up Period), which opinion shall be delivered to the transfer agent (and no opinion of counsel shall be required from the undersigned or any transferor).

5.

Waivers. At any time during the Lock-Up Period, in the sole discretion of the Parent’s board of directors, the Parent may elect to release some or all of the Shares from the restrictions of this Agreement in such amounts as it may determine from time to time. Any release or waiver by the Parent of any of the terms and conditions of this Agreement in any instance must be in writing and must be duly executed by the Parent, and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition.

6.

No Registration Rights. The undersigned understands and agrees that the Parent is under no obligation to register the sale, transfer or other disposition of the Shares under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available, except as otherwise set forth herein.

7.

Specific Performance. The undersigned acknowledges that there would be no adequate remedy at law if the undersigned fails to perform any of its obligations hereunder, and accordingly agrees that the Parent, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek specific performance of the obligations of the undersigned under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this section is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

8.

Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Buyer/Parent at its principal offices and to the undersigned at the address last appearing on the books and records of the Parent.

9.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in New York County in the State of New York. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in New York County, New York, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient form.

10.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.

Amendments And Waivers. Any term of this Agreement may be amended with the written consent of the Parent and the undersigned. No delay or failure on the part of either party in exercising any power or right under this Agreement shall operate as a waiver of any power or right.

12.

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.

Construction. This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

14.

Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties below duly executed and delivered this Agreement as of the day and year first above written.

Name:

Number of Shares Subject to this Lock-Up/Leak-Out Agreement:

BUYER:
GROUNDBREAKER TECH INC.

By:
Name:	Blake Janover
Title:	Chief Executive Officer

PARENT:
JANOVER INC.

By:
Name:	Blake Janover
Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP/LEAK-OUT AGREEMENT